EXHIBIT 23  -  CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-33103) pertaining to the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan of our report dated January 23, 1998 with respect to the consolidated financial statements of Park Bancorp, Inc. included elsewhere herein.



                                                 Crowe, Chizek and Company LLP

Oak Brook, Illinois
March 13, 1998